

The LGL Group, Inc.

Laying the foundation for profitable growth

G8: ThinkEquity's 8th Annual Growth Conference

September 14, 2011

Safe Harbor Statement

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group's filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures are presented. Management believes the non-GAAP financial information provided is useful to investors' understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Overview of The LGL Group

We are a publicly traded global corporation…

- Formed in 1917, IPO in 1946, current subsidiaries have been operating since 1965
- Approximately $42 million of annual revenue and $5 million of EBITDA (TTM as of 6/30/11)
- Globally diversified revenue base (approx. 50% overseas)
- Stock price of $9.13 @ 9/9/2011 (52-week high of $34.71)
- Current enterprise value of approximately $13 million
- Strong capital position for expansion into new markets
- Total worldwide market of $5 billion annually

Our brand in the market is MtronPTI…

- Design, manufacture and market high-end electronic components for precision frequency/timing applications
- Superb engineering expertise and recognized brand
- B2B, OEM, blue chip global customers
- Established presence in some of the fastest growing electronic segments of telecom, military, instrumentation, avionics, orbital space, wireless infrastructure and others






Overview of The LGL Group
Attractive Investment Opportunity

We believe our stock is undervalued compared to our peer group of companies

- Currently we trade at 0.3x LTM revenue and 2.7x LTM EBITDA
- This compares quite unfavorably to the mean comps multiples of 0.8x LTM revenue and 8.7x LTM EBITDA
- 2011 has been a challenging economic environment for us, especially in the Military-Instrumentation, Space and Avionics ("MISA") market segment, but our prospects in the Telecom sector have remained steady

In spite of these challenges, we have been able to weather the storm and retain a strong capital position to remain competitive.

Overview of The LGL Group

Peer Comparisons

Frequency Control Market		Stock Price							Latest Twelve Months				
	Stock	Current	52-Wk	52-Wk	Equity	Total	Total	Enterprise	EV /	EV /	EBITDA	PE	Price /
(All figures in millions of US$)	Ticker	9/9/2011	High	Low	Value	Debt	Cash	Value	Revenue	EBITDA	Margin	Ratio	Tang BV
CTS Corporation	CTS	$8.86	$12.39	$7.97	$305	$75	$75	$305	0.5x	6.9x	7.5%	15.0x	1.2x
Frequency Electronics Inc.	FEM	10.45	11.79	5.50	87	0	21	67	1.3	12.3	10.2%	14.5x	1.2
Giga-tronics Inc.	GIGA	1.41	3.00	1.40	7	0	4	4	0.2	13.5	1.3%	NM	0.3
Pericom Semiconductor Corp.	PSEM	7.07	11.58	6.57	173	9	106	75	0.5	4.4	10.2%	13.3x	0.9
Rakon Limited	NZSE: RAK	0.64	1.09	0.59	122	16	18	124	0.9	8.6	10.0%	18.2x	1.0
RF Monolithics Inc.	RFMI	1.00	2.35	0.90	11	3	1	14	0.4	9.7	4.2%	32.6x	1.6
Silicon Laboratories Inc.	SLAB	32.97	50.27	30.36	1,459	3	334	1,129	2.4	14.4	16.4%	35.2	3.2
Symmetricom Inc.	SYMM	4.83	7.50	4.56	208	0	64	144	0.7	6.5	10.6%	134.9	1.1
TriQuint Semiconductor, Inc.	TQNT	6.25	15.20	6.15	1,030	0	181	849	0.9	4.3	20.9%	5.8	1.2
Valpey Fisher Corp.	VPF	2.51	4.50	2.16	11	0	3	8	0.5	6.0	8.8%	18.0	1.3
Mean					**$341**	**$11**	**$80**	**$272**	**0.8x**	**8.7x**	**10.0%**	**32.0x**	**1.3x**
Median					**147**	**2**	**42**	**100**	**0.6**	**7.8**	**10.1%**	**18.0**	**1.2**
The LGL Group, Inc.	LGL	9.13	34.71	6.14	24	1	11	13	0.3	2.7	11.8%	3.2	0.9

Overview of The LGL Group
Key Competitive Differentiation

- Long history as **preferred supplier to blue-chip global OEM customers**
- **Superb engineering capabilities**
- Differentiated by customization, quality, and reliability
- **Worldwide sales and manufacturing presence**
- Significant accomplishments over last 18 months
  - ✓ Successfully executed strategies to control structural spending
  - ✓ Successfully launched **new technology for the precision timing market**, won and shipped notable contracts
  - ✓ Successfully launched **new technology for the precision filter market**, won and shipped notable contracts
  - ✓ Strong repeat orders for OEM contracts in both the MISA and Telecom market segments

Overview of The LGL Group
Mission Statement

Our mission is to:

- ✓ Be a leader in the design of custom frequency control and filter products within the Military-Instrumentation-Space-Avionics (MISA) and Telecommunications market segments;
- ✓ Build value for our customers through broad product offerings and supply chain flexibility; and
- ✓ Create shareholder value through efficient allocation of capital resources

Key Investment Considerations

- **Design wins drive recurring revenue**
  - Long product life cycles, long-term customers
- **2010 returned to growth and strong profitability**
  - Approximately 50% YoY revenue growth and 16% EBITDA margin
- **Increased market share driven by major new product introductions**
  - New product introductions contributed to approximately 8% of 2010 revenue
- **Significant opportunity for growth in both timing and filters**
  - Cross-selling opportunity for customized filters into existing timing customers
- **Manufacturing cost advantages for MISA market segment**
  - Certified facility in low-cost labor market
- **Strong capital position for lucrative consolidation and strategic partnership opportunities to expand both horizontally and vertically into new complementary product offerings**

Critical Components for Customers' Systems

- **Communications Infrastructure**
  - Optical switches and routers
  - Point-to-point radio systems
  - Wireless base stations
  - GPS navigation

- **MISA Applications**
  - IED-jamming RF system
  - Man-pack radios
  - Next-generation unmanned aerial vehicles
  - Orbital space communications

Products | **Applications**








Timing Control Market: Key Attributes

- **Bandwidth**
- **Global market for timing control estimated at $4 billion**
  - 26% North America, 21% Europe, 50% Asia-Pacific
- **Global market dominated by large Japanese suppliers and consumer device applications**
- **Total available market for precision timing components estimated at $1.2 billion**
- **LGL market share strongest with North American and European OEMs**
- **Fragmented market**
  - Largest players (e.g., Epson-Toyocom, Kyocera, NDK) are focused primarily on high-volume consumer devices
  - Precision component players include small divisions of large industrial companies or specialty engineering companies
  - Real M&A opportunities

Precision Timing Device Market: Segmentation



Instrumentation: 7%
Industrial & Medical: 5%
Military & Aerospace: 31%
Distribution & Other: 10%
Telcom: 47%

Available Global Market: $1.2 Billion

** Chart based on Company's internal estimates*

Precision Filter Markets: Key Attributes

- **Bandwidth**
- **Precision filter market estimated at $900 million**, high growth potential
- **Area of focus for new product development** and strategic initiatives
- **Filter products benefit from a more favorable competitive landscape** as compared to timing products
- **Opportunity to cross-sell into existing timing customer base**
- Current filter revenues primarily in MISA applications

Long-Term Blue-Chip Customer Base

- **The Company has a long history of providing custom-engineered, high-value products to a roster of blue-chip global OEM customers**
- **Design wins drive recurring revenue**
  - Product development investments drive new design-win opportunities
  - Product life cycles extend more than 5 years
  - Typically sell numerous products to each customer
  - Customers commit to estimated annual volume with fixed pricing

Product Strategy


Dollar Content
Value Chain
Subsystems
Integrated Products
Components
Pursuing marketing partnerships and joint ventures
Level of Integration

- **Guiding principles for new products**
  - Technically-advanced
  - Higher revenue per unit
  - Higher gross margins

Global Operating and Sales Presence

- **Global Operations**
  - Headquarters in Orlando, FL
  - 71,000 square feet of manufacturing facility and engineering center in Orlando, Florida
  - 28,000 square feet of manufacturing facility and engineering center in Yankton, South Dakota
  - 13,000 square feet of manufacturing facility in Noida, India; low cost labor operation for mature products

- **Sales Organization**
  - 13 direct sales staff, including application engineers
  - Long presence in Hong Kong, opened Shanghai sales office in Q1 2010
  - Utilize network of more than 30 sales rep firms worldwide

Management Team

	Years of Industry Experience	Professional Background
Greg Anderson President, CEO	20+	Mr. Anderson has experience in high-tech manufacturing businesses, which includes both low volume/high mix OEM custom products coupled with experience gained in high volume/low cost consumer products. He has held positions with 3M Corporation prior to joining MtronPTI, such as Operations Managers and Business Development Manager.
LaDuane Clifton, CPA CAO	15+	Mr. Clifton has experience in the financial, accounting, and insurance industries. He served as Chief Financial Officer of a21, Inc., and was also a senior auditor at KPMG LLP, with experience in many industries. He has also held several accounting and finance positions with Aetna, Inc.
Dick Thompson VP of Sales - Telecom	20+	Mr. Thompson has 16 years sales and marketing experience in the FCD/ Filter markets. He previously held various engineering and management positions in the connector industry with Vishay-Dale, among others.
Paul Dechen VP of Sales - MISA	26+	Mr. Dechen has experience in MISA sales and began his career in 1984 with Piezo Technology, an LGL legacy business as the VP of Business Development. He has held several sales roles within LGL.
Joe Doyle Oscillator Engineering	30+	Mr. Doyle has experience in RF and integrated circuit design, semiconductor physics, and modeling. He held staff engineering positions at Motorola, and Executive Engineering, Quality, and Operations positions at Champion Technologies prior to LGL.
Mike Howard Filter Engineering	40+	Mr. Howard has vast experience in filter engineering and began his career in 1970 as an engineer with Salford Electrical Instruments. He has lead LGL's filter engineering group since joining the Company in 1977. He is a senior member of the IEEE since 2005.

Financial Overview

Financial Overview

H1 2011 Highlights

Sales/Revenues



- Positive book to bill ratio for H1 and Q2 2011



- Telecom market segment showing strong activity for new orders
- Demand from MISA market segment softer, although Avionics segment has shown improvement



- Order backlog at end of Q2 2011 of $12.1M, which is essentially unchanged compared to Q1 2011 ending backlog of $12.2M
- Q2 2011 revenues were $9.6M, a 23.2% decrease compared to Q2 2010 of $12.5M



Financial Overview
H1 2011 Highlights

Margins/Costs/Income/EPS

- Gross margin was 31.8% for Q2 2011, compared to Q2 2010 gross margin of 36.3%, driven primarily by a reduction in revenue, which eroded gross margin by spreading fixed infrastructure costs over a smaller revenue base
- Q2 2011 Pre-tax earnings of $540,000; pre-tax diluted EPS of $0.21
- Q2 2011 Net income of $346,000; diluted EPS of $0.13
- Q2 2011 EBITDA of $773,000
- Generated $1.7M in cash from operations for H1 2011









Financial Overview
Revenue Trend



Historical Revenue ($M)
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$35.1
$41.5
$39.5
$40.2
$31.3
$46.7
$42.1
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
TTM
(as of Q2 2011)

Note: Revenues for 2005 through a portion of 2007 are adjusted to exclude Lynch Systems, whose operating assets were sold in 2007.

Financial Overview
Quarterly Income Statement Trends



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
$10.2 $10.0 $7.5 $7.2 $7.3 $9.2 $10.7 $12.5 $12.4 $11.0 $9.0 $9.7
25.6% 25.2% 21.9% 19.8% 19.5% 31.6% 34.1% 36.3% 37.6% 31.7% 32.6% 31.8%
3.8% 1.8% -8.2% -8.2% -8.2% 6.4% 13.0% 20.6% 18.9% 11.3% 6.6% 8.0%
Revenue
Gross Margin
EBITDA Margin

- Q2 2011 extends the trend to seven consecutive quarters of earnings
- Maintained gross margins of 31.8 % for Q2 2011 through management of variable costs and structural cost discipline in spite of reduced revenue levels

Financial Overview
Income Statement Highlights

($ in millions, except EPS)	FY 2007	FY 2008	FY 2009	FY 2010	TTM 2011 A: Q2 2011
Revenue	$ 39.5	$ 40.2	$ 31.3	$ 46.7	$ 42.1
% Growth		*1.6%*	*-28.4%*	*32.9%*	*-10.9%*
Gross Profit	10.0	10.4	7.4	16.4	14.2
% Margin	*25.3%*	*25.8%*	*23.7%*	*35.0%*	*33.6%*
EBITDA	(1.1)	0.2	(1.2)	7.5	4.9
% Margin	*-2.8%*	*0.4%*	*-3.9%*	*16.2%*	*11.7%*
Pre-Tax Earnings (Non-GAAP)	(2.5)	(1.2)	(2.5)	6.5	4.0
% Margin	*-6.4%*	*-2.9%*	*-8.0%*	*13.9%*	*9.6%*
Pre-Tax EPS (Non-GAAP)	$ (1.16)	$ (0.53)	$ (1.14)	$ 2.88	$ 1.68

Capital Structure

Capital Position as of June 30, 2011

Total assets:	$ 31.4 million
Net working capital:	$ 19.3 million
Cash and cash equivalents:	$ 11.0 million
Total debt (including current portion):	$ 0.5 million
Shareholders' equity:	$ 25.9 million
Available lines of credit:	$ 6.0 million

- Working capital (including cash and cash equivalents) increased to $19.3 million as compared to $12.8 million as of December 31, 2010. The Company's adjusted working capital, which is a non-GAAP measure used to evaluate operational efficiency (AR + Inventory – Trade AP), decreased to $9.2 million as of June 30, 2011, compared to $9.7 million at December 31, 2010
- On June 30, 2011, the Company paid off its existing credit facility and entered into a new banking arrangement with JP Morgan Chase under which the available lines of credit have increased to $6.0 million

Financial Summary

GAAP to Non-GAAP Reconciliations

Reconciliation of GAAP net income to non-GAAP pre-tax earnings

($ in millions, except per share amounts)	2007	2008	2009	2010	TTM 2011
Net Income (GAAP)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 6.8
Income tax benefit (provision)	0.1	0.1	0.0	(2.9)	(2.7)
Pre-tax earnings (Non-GAAP)	**$ (2.5)**	**$ (1.2)**	**$ (2.5)**	**$ 6.5**	**$ 4.0**
Pre-tax earnings per share (Non-GAAP)	**($1.16)**	**($0.53)**	**($1.14)**	**$2.88**	**$1.68**
Weighted average shares outstanding	2,158,120	2,174,218	2,200,011	2,248,180	2,395,716

Computation of EBITDA:

($ in millions)	2007	2008	2009	2010	TTM 2011
Net Income(Loss)	$ (2.6)	$ (1.3)	$ (2.5)	$ 9.4	$ 6.8
Provision(Benefit) for income taxes	0.1	0.1	0.0	(2.9)	(2.7)
Interest	0.3	0.3	0.4	0.3	0.1
Depreciation	1.0	1.0	0.9	0.6	0.7
Amortization	0.1	0.1	0.1	0.1	0.1
EBITDA	**$ (1.1)**	**$ 0.2**	**$ (1.2)**	**$ 7.5**	**$ 4.9**

Computation of Adjusted Working Capital:

($ in millions)	As of 12/31/2010	As of 6/30/2011
Accounts receivable, net	$ 5.8	$ 5.2
Inventory, net	$ 5.9	$ 6.9
Less: accounts payable	$ (2.0)	$ (2.9)
Adjusted working capital	**$ 9.7**	**$ 9.2**

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Laying the foundation for profitable growth

- **Invest organically into core business**
  - Engineering investments to leverage opportunities with existing customers and maximize our positions
  - Incremental capacity investments
  - Additional investments into products that are higher in the value chain, such as modules and subsystems, leading to higher average sales price and margins

- **Joint venture opportunities**
  - Intellectual property expansion
  - Differentiated positions to increase gross margins
  - Strategically expand supply chain and improve manufacturing flexibility
  - Asian market penetration

- **M&A: Synergistic acquisitions**
  - Focus on high value-added engineering complements
  - Mix shift towards lower volume, higher average sale price and margins
  - Increase levels of customization and deepen OEM cycles

- **Greenfield opportunities**
  - New markets, new customers, new products

Question and Answer

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(E-mail: ganderson@lglgroup.com)

LaDuane Clifton, Chief Accounting Officer
(E-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000







